                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements (Files No. 333-46402 and 333-59388).


                                     /s/ ARTHUR ANDERSEN LLP

Philadelphia, Pennsylvania
March 22, 2002